UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 4, 2007

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Exelon Corporation (Exelon) previously filed a Current Report on Form 8-K and issued a press release announcing that its board of directors on August 31, 2007 had approved a share repurchase program for up to $1.25 billion of Exelon’s outstanding stock.

After the close of markets on September 4, 2007, Exelon entered into an accelerated share repurchase transaction with an affiliate of Lehman Brothers Inc. (Lehman) and a separate accelerated repurchase transaction with an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill). Pursuant to the terms of the transactions, Exelon will purchase outstanding shares of its common stock from Lehman and Merrill for a total of $1.25 billion. Lehman and Merrill will make an initial delivery of shares to Exelon shortly after the execution of the transactions, and may deliver additional shares to Exelon at or prior to completion of the transactions. The total number of shares to be repurchased by Exelon will be subject to a minimum and maximum numbers of shares in each transaction. Please refer to the agreement for the accelerated share repurchase transaction with Lehman, which is attached as Exhibit 10.1 to this Current Report, and the agreement for the accelerated share repurchase transaction with Merrill, which is attached as Exhibit 10.2 to this Current Report, for a more complete description of the transactions.

The aggregate payment of $1.25 billion to Lehman and Merrill will be funded primarily from available cash.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities Exchange Commission by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Confirmation between Lehman Brothers OTC Derivatives Inc. and Exelon Corporation dated September 4, 2007

10.2	Form of Master Confirmation between Merrill Lynch International and Exelon Corporation dated September 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer
Exelon Corporation

September 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Confirmation between Lehman Brothers OTC Derivatives Inc. and Exelon Corporation dated September 4, 2007

10.2	Form of Master Confirmation between Merrill Lynch International and Exelon Corporation dated September 4, 2007